Exhibit 10.4
Form 8-K
Viking Systems, Inc.
File No. 000-49636

                        REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of March 22, 2005, by and among VIKING SYSTEMS, INC., a Nevada corporation (the "Company"), ST. CLOUD CAPITAL PARTNERS, L.P., a Delaware limited partnership ("St. Cloud"), the other Investors who have executed this Agreement, and any other Person who may be added in the future as a party to this Agreement pursuant to the terms of the Securities Purchase Agreement (as defined below) by execution of the Joinder to this Agreement substantially in the form set forth hereto as Exhibit A or who becomes a Selling Securityholder (as defined below) hereunder. St. Cloud and the other Investors are at times collectively referred to herein as the "Investors."

                                   RECITALS

     Pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, and each amendment, supplement and addendum thereto, among the Company, the Lead Lender and Collateral Agent (each as defined therein) and the Investors (the "Securities Purchase Agreement"), each of the Investors acquired a Promissory Note and a Warrant to purchase shares of the Company's Common Stock, subject to the terms and conditions of the Securities Purchase Agreement. The parties wish to set forth certain rights of the Investors and others in connection with public offerings and sales of shares of Common Stock underlying the Promissory Notes and the Warrants.

     Pursuant to the Securities Purchase Agreement, the Company has agreed to register the Note Conversion Shares (as defined below) and the Warrant Shares (as defined below) under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute as each may be in effect from time to time (collectively, the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE 1 - DEFINITIONS

     1.1.Definitions. As used in this Agreement, the following terms shall have the following meanings:

          (a) "Business Day" means any day other than a Saturday, Sunday or holiday on which banking institutions in California are closed.



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          (b) "Company" has the meaning set forth in the preamble hereto.

          (c) "Company Indemnified Person" is defined in Section 6.2.

          (d) "Claims" is defined in Section 6.1.

          (e) "Equity Offering(s)" has the meaning set forth in Section 2.2 hereof.

          (f) "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute, as each may be in effect from time to time.

          (g) "Investors" has the meaning set forth in the preamble hereto.

          (h) "Investor Indemnified Person" is defined in Section 6.1.

          (i) "Legal Counsel" is defined in Section 3.1.

          (j) "Note Conversion Shares" means the shares of Common Stock issued or issuable upon the conversion of the Promissory Notes.

          (k) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement or Statements or document by the SEC.

          (l) "Registration Period" is defined in Section 3.1.

          (m) "Registrable Securities" means (i) the Warrant Shares, (ii) the Note Conversion Shares, (iii) the Vista Shares, and (iv) any successor class of common voting equity of the Company or other securities of the Company issued or issuable in respect of the securities referred to in clause (i), (ii) and (iii) above upon any stock split, stock dividend, recapitalization, conversion, merger, consolidation, reorganization or similar event.

          (n) "Registration Statement" and "Resale Registration Statement" are defined in Section 2.2.

          (o) "SEC" means the United States Securities and Exchange Commission.

          (p) "Securities Act" means the Securities Act of 1933, as amended.

          (q) "Securities Purchase Agreement" has the meaning set forth in the Recitals hereto.

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          (r)   "Selling   Securityholder"   means   Vista   and  any   Investor
     participating in any registration of Registrable Securities pursuant to this Agreement or any assignee thereof in accordance with Section 9.1 of this Agreement.

          (s) "Violations" is defined in Section 6.1.

          (t) "Vista Shares" means shares of the Company's common stock issued to Vista Medical Technologies, Inc. ("Vista"), on April 15, 2004 and re-issued April 18, 2004, some of which shares have been transferred by Vista.

          (u) "Warrant Shares" means the shares of Common Stock issued or issuable upon exercise or conversion of the Warrants.

     1.2. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                           ARTICLE 2 - REGISTRATION

     2.1. Registration. The Company shall register the Registrable Securities pursuant to this Article 2.

     2.2 Proposed Equity Offering and Registration.

          (a) The Company intends to raise, prior to March 22, 2006, a minimum of $4,000,000 (which may be increased) in additional equity capital (the "Equity Offering"). The Company anticipates that the Equity Offering will consist of one or more offerings that are exempt from securities registration requirements of applicable federal and state securities laws.

          (b) The Company shall, as soon as practicable after such Equity Offering(s) is completed but in no event later than six (6) months from the Closing Date, file a registration statement under the Securities Act on SEC Form S-3, SB-2 or S-1 or any similar or successor form then appropriate for or applicable to the offer and sale of the Registrable Securities (the "Resale Registration Statement" or "Registration Statement"). All of the Registrable Securities will be included in the Resale Registration Statement.

          (c) In the event that Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder, the Company shall
     (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the resale of the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use its best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

     2.3 Other Registration Rights. Except as provided in this Agreement, the Company has not and will not file (and will not grant to any Person the right to

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request the Company to register any equity or similar securities of the Company, or any securities convertible or exchangeable into or exerciseable for such securities) any registration statement prior to the date the Resale Registration Statement is declared effective without the prior written consent of the holders of a majority of the Registrable Securities, including the consent of St. Cloud.

                    ARTICLE 3 - OBLIGATIONS OF THE COMPANY

     In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

     3.1. Filing of Registration Statement. The Company shall prepare and file with the SEC the Resale Registration Statement required by Article 2 with respect to the Registrable Securities, and use commercially reasonable efforts to cause such Resale Registration Statement relating to the Registrable Securities to become effective within 120 days after such filing, and shall keep the Resale Registration Statement continuously effective and available for use at all times, except as set forth herein, until such date as all of the Registrable Securities have been sold pursuant to such Resale Registration Statement (the "Registration Period").

     The Selling Securityholders shall have the right to select one legal counsel (the "Legal Counsel") to review any Resale Registration Statement. The Company shall cooperate with Legal Counsel in performing the Company's obligations under the terms of this Agreement. The Company shall permit Legal Counsel to review and comment upon the Registration Statements and all amendments and supplements to the Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any similar or successor report and registration statements on Form S-8) at least five (5) Business Days prior to their filing with the SEC and not file any document containing information relating to the Selling Securityholders to which Legal Counsel reasonably objects. The Company shall (i) furnish to Legal Counsel, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement,
(ii) promptly after the same is prepared and filed with the SEC, notify Legal Counsel of the filing of any Registration Statement and any amendment(s) thereto, including financial statements and schedules and all exhibits, and
(iii) upon the effectiveness of any Registration Statement, furnish to Legal Counsel, without charge, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.1.

     3.2. Amendments to Registration Statement. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Resale Registration Statement and the prospectus used in connection with the Resale Registration Statement as may be necessary to keep the Resale Registration Statement effective and such prospectus available for use at all times during the Registration Period and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities. The Company shall cause any such amendment and/or new Resale Registration Statement to become effective as soon as practicable following the filing thereof.

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     3.3.  Information.  Upon written request,  the Company shall furnish to any
Selling Securityholder and his, her or its legal counsel, promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Resale Registration Statement and any amendment
thereto,  and  such  number  of  copies  of  each  prospectus,   including  each
preliminary prospectus, and all amendments and supplements thereto, and such other documents as such Selling Securityholder may reasonably request in order to facilitate the disposition of the Registrable Securities. The Company shall promptly notify all Selling Securityholders of the effectiveness of any Registration Statement or post-effective amendments thereto.

     3.4. Blue Sky. The Company shall (a) register and qualify the Registrable Securities covered by any Registration Statement under the securities laws of such jurisdictions in the United States as each Selling Securityholder who holds any such Registrable Securities reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualification as may be necessary to maintain the effectiveness thereof and availability for use during the Registration Period, (c) take such other actions as may be reasonably necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction.

     3.5. Correction of Statements or Omissions. As soon as practicable after becoming aware of such event, the Company shall publicly announce or notify all Selling Securityholders of the happening of any event, of which the Company has actual knowledge, as a result of which the prospectus included in a Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall use commercially reasonable efforts as soon as possible (but in any event it shall within three Business Days of the receipt by the Company from its accountants of financial information required to correct such untrue statement or omission) to prepare a supplement or amendment to the Resale Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document (and make all required filings with the SEC and all applicable state securities or blue sky commissions) so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment to each Investor (or other applicable document) as such Investor may request in writing.

     3.6. Stop Orders. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, and, if such an order or

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suspension  is issued,  to obtain the  withdrawal of such order or suspension at the earliest practicable time, and the Company shall immediately notify Legal Counsel and all Selling Securityholders and, in the event of an underwritten offering, the managing underwriter(s), of the issuance of such order or suspension and the resolution thereof.

     3.7. Inspection of Records. The Company shall provide each Selling Securityholder, Legal Counsel and any underwriter who may participate in the distribution of Registrable Securities, and their respective representatives, the opportunity to conduct a reasonable inquiry of the Company's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Selling Securityholders, Legal Counsel and any such underwriter may reasonably request in connection with the Registration Statement; provided, however, the Selling Securityholders and any such underwriter shall hold in confidence and shall not make any disclosure of any record or other information which the Company determines in good faith to be confidential, and of which determination the inspectors are so notified in writing, unless (a) the disclosure of such records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process, or (c) the information in such records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant inspector).

     3.8. Compliance with Laws. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities covered by the Registration Statement and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Exchange Act).

     3.9. Listing. The Company shall cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     3.10. Transfer Agent and Registrar. The Company shall provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     3.11 Underwriting. The Company shall enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions reasonably necessary in order to expedite or facilitate the disposition of such Registrable Securities.

                   ARTICLE 4 - OBLIGATIONS OF THE INVESTORS

     4.1. Obligations of the Investors. Each Investor electing to participate in any registration of Registrable Securities as a Selling Securityholder generally agrees as follows:

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          (a)  Information  Concerning  Investors;   Cooperation.  Each  Selling
     Securityholder agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, and for so long as the Company is obligated to keep any such Registration Statement effective, such Selling Securityholder will provide to the Company, in writing, for use in the Registration Statement, all information regarding such Selling Securityholder, the Registrable Securities held by him, her or it, the intended method of distribution of such Registrable Securities and such other information as may be reasonably necessary to enable the Company
     to  prepare  the  Registration   Statement  and  prospectus   covering  the
     Registrable Securities and to maintain the currency and effectiveness thereof. At least 30 days prior to the first anticipated filing date of a
     Registration   Statement,   the   Company   shall   notify   each   Selling
     Securityholder of the information the Company so requires from each such Selling Securityholder and each Selling Securityholder shall deliver to the Company such requested information within 20 days of request therefor or shall be excluded from such registration.

          (b) SEC. Each Selling Securityholder agrees to use reasonable efforts to cooperate with the Company (at the Company's expense) in responding to comments of the staff of the SEC relating to such Selling Securityholder.

                     ARTICLE 5 - EXPENSES OF REGISTRATION

     5.1. Expenses. With respect to each registration of Registrable Securities hereunder, all expenses incurred in connection with any registration, qualification or compliance pursuant to the terms of this Agreement (other than underwriting discounts and commissions and transfer taxes), including, without limitation, the reasonable fees and disbursements of Legal Counsel, all registration, listing and qualification fees, printers and accounting fees (including any special audits), and the fees and disbursements of counsel for the Company, shall be borne by the Company.

                         ARTICLE 6 - INDEMNIFICATION

     In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     6.1. Indemnification by the Company. The Company will indemnify, hold harmless and defend (a) each Selling Securityholder, (b) each underwriter of Registrable Securities, and (c) the directors, officers, partners, members, employees, agents and persons who control each such Selling Securityholder and any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, if any (each, a "Investor Indemnified Person"), against any losses, claims, damages, liabilities (joint or several) or expenses (collectively, together with actions, proceedings or inquiries whether or not in any court, before any administrative body or by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon:

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          (i) any untrue  statement  or alleged  untrue  statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading;

          (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or

          (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations").

     The Company shall reimburse each such Investor Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees and other reasonable expenses incurred by them in connection with investigating or defending any such Claim or Violation. Notwithstanding anything to the contrary contained herein, the Company shall not be required to indemnify or hold harmless an Investor Indemnified Person:

          (i) with respect to a Claim arising out of or based upon (a) any violation of federal or state securities laws, rules or regulations committed by such Investor Indemnified Persons (or any person who controls any of them or any agent, broker-dealer or underwriter engaged by them), in the case of a non-underwritten offering, based upon any failure by such Investor Indemnified Person to give any purchaser of Registrable Securities at or prior to the written confirmation of such sale, a copy of the most recent prospectus, (b) an untrue statement or omission contained in any Registration Statement or prospectus which statement or omission was made in reliance upon and in conformity with written information provided by or on behalf of such Investor Indemnified Person specifically for use or inclusion in the Registration Statement or any prospectus, (c) any prospectus used after such time as the Company advised such Investor Indemnified Person in writing that the filing of a post-effective amendment or supplement thereto was required, except the prospectus as so amended or supplemented, or (d) any prospectus used after such time as the Company's obligation to keep the Registration Statement effective and current has expired or been suspended hereunder, provided, that the Company has so advised such Investor Indemnified Person in writing;

          (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and

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          (iii)  with  respect  to any  preliminary  prospectus,  if the  untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company to such Investor Indemnified Person pursuant to
     Section 3.5 hereof, and such Investor Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use
     giving   rise  to  a  Claim   and   such   Investor   Indemnified   Person,
     notwithstanding such written advice, used it.

     Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor Indemnified Person and shall survive the transfer of the Registrable Securities by an Investor or Selling Securityholder pursuant to Article 9.

     6.2. Indemnification by Investors. To the extent permitted by law, each Selling Securityholder, severally and not jointly, shall indemnify, hold harmless and defend, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other Selling Securityholder selling securities pursuant to the Registration Statement and any underwriter of securities covered by such Registration Statement, together with its directors, officers and members, and any person who controls such Selling Securityholder or underwriter within the meaning of the Securities Act or the Exchange Act (each, a "Company Indemnified Person"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Selling Securityholder expressly for use in connection with such Registration Statement. Such Selling Securityholder will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by any person intended to be indemnified pursuant to this Section 6.2 in connection with investigating or defending any such Claim.

     Notwithstanding anything else contained herein to the contrary the indemnity agreement contained in this Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Selling Securityholder, which consent shall not be unreasonably withheld; and provided, further, however, that such Selling Securityholder shall be liable under this Agreement (including this Section 6.2 and Article 7) for only that amount as does not exceed the net proceeds actually received by such Selling Securityholder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

     Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnified Person and shall survive the transfer of the Registrable Securities by such Investor or Selling Securityholder.

     Notwithstanding   anything   to  the   contrary   contained   herein,   the
indemnification  agreement  contained  in this  Section 6.2 with  respect to any

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preliminary prospectus shall not inure to the benefit of any Company Indemnified
Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Company Indemnified Person failed to utilize such corrected prospectus.

     6.3. Notices. Promptly after receipt by a Company Indemnified Person or Investor Indemnified Person under this Article 6 of notice of the commencement of any action (including any governmental action), such Company Indemnified Person or Investor Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Article 6, deliver to the indemnifying party a written notice of the commencement thereof. In such event the indemnifying party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume and continue control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if there may be one or more legal defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying party. . Counsel handling such matter shall be mutually satisfactory to the indemnifying party and the Indemnified Person.

     The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Article 6, except to the extent that the indemnifying party is actually materially prejudiced in its ability to defend such action. The indemnification required by this Article 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                           ARTICLE 7 - CONTRIBUTION

     7.1 To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 6.1 or 6.2 (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject in such proportion as is appropriate on the basis of relevant equitable considerations to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses; provided that in no event shall any contribution by any Selling Securityholder under this Section 7.1 exceed the net proceeds from the offering received by such Selling Securityholder.

     7.2 The relative fault of the indemnifying party and of the indemnified party, in the case of an untrue statement, alleged untrue statement, omission or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and each of the Selling Securityholders agree that it would be unjust and inequitable if the respective obligations of the Company and the Selling Securityholders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Selling Securityholders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Article Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses, joint or several, in respect thereof, referred to in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     7.3 In no case shall any Selling Securityholder be responsible for a portion of the contribution obligation imposed on the Selling Securityholders in excess of the net proceeds actually received by such Selling Securityholder as a result of the sale of Registrable Securities pursuant to such Registration
Statement. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     7.4 For purposes of this Article 7, each person, if any, who controls any Selling Securityholder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act and each officer, director, partner, employee, agent, and counsel of each such Selling Securityholder or control person shall have the same rights to contribution as such Selling Securityholder or control person and each person, if any, who controls the Company within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who signs the Registration Statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this
Article 7. Anything in this Article 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Article 7 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

                  ARTICLE 8 - REPORTS UNDER THE EXCHANGE ACT

     8.1. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) So long as any Selling Securityholder owns any Registrable Securities, to furnish to such Selling Securityholder forthwith upon written request (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as any such Selling Securityholder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Selling Securityholder to sell any such securities without registration.

         ARTICLE 9 - AMENDMENT AND ASSIGNMENT OF REGISTRATION RIGHTS

     9.1. Assignment of Registration Rights. The rights of any Investor hereunder as to Registrable Securities transferred by such Investor, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assigned by the Investor to any transferee of all or any portion of the Registrable Securities, whether such transfer occurs before or after the Registration Statement becomes effective, if: (a) the Company is, within 10 Business Days after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (b) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, and (c) at or before the time the Company receives the written notice contemplated by clause (a) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein. The rights of any Investor hereunder with respect to any Registrable Securities retained by such Investor shall not be assigned by virtue of the transfer of other Registrable Securities.

     9.2. Amendment of Registration Rights. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of more than 50% of the Registrable Securities, including St. Cloud, may, with the written consent of the Company, waive, modify or amend on behalf of all holders, any provisions hereof benefiting such holders, so long as the effect thereof will be that all such holders will be treated equally.

                          ARTICLE 10 - MISCELLANEOUS

     10.1. Registered Holders. A person or entity is deemed to be a holder (or a holder-in-interest) of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     10.2. Notices, etc. All notices and other communications required or permitted under this Agreement shall be sent by registered or certified mail, postage prepaid, overnight courier, confirmed facsimile or other electronic transmission or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at such Investor's address set forth on the signature page hereto or at such other address as such Investor shall have furnished to the Company in writing, (b) if to the Company at its offices at 7514 Girard Avenue, Suite 1509, La Jolla, California 92037, to the attention of the President or at such other address as the Company shall have furnished to the Investors in writing, or (c) if any transferee or assignee of an Investor pursuant to Section 9.1, at such address as such transferee or assignee shall have furnished to the Company in writing. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been received or given, as applicable, (i) when delivered if delivered personally, (ii) if sent by mail, at the earlier of its receipt or three Business Days after the registration or certification thereof, (iii) if sent by overnight courier, one Business Day after the same has been deposited with a nationally recognized courier service, or (iv) when sent by confirmed facsimile or other electronic transmission, on the day sent (if a Business Day) if sent during normal business hours of the recipient, and if not, then on the next Business Day (provided, that such facsimile or other electronic transmission is followed by delivery via another method permitted by this Section 10.2).

     10.3. Delays or Omissions. Except as expressly provided in this Agreement, no delay or omission to exercise any right, power or remedy accruing to any Investor upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Investor of any breach or default under this Agreement, or any waiver on the part of any Investor of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Investor shall be cumulative and not alternative.

     10.4. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance or for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     10.5. Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of California without giving effect to the conflicts of laws and principles thereof. All suits, actions or proceedings arising out of, or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in any federal or state court of competent subject matter jurisdiction sitting in California. Each of the parties hereto by execution and delivery of this Agreement, expressly and irrevocably
(i) consents and submits to the personal jurisdiction of any such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 10.2 hereof; and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue, forum non conveniens or any similar basis.

     10.6. Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant to this Agreement at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and merge all prior discussions, negotiations, proposals and offers (written or oral) between them, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     10.7. Successors and Assigns. Subject to Article 9 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the permitted successors, assigns, heirs, executors and administrators of the parties to this Agreement, except that the Company may not assign this Agreement without the written consent of the Holders of at least 50% of the then outstanding Registrable Securities.

     10.8. Titles and Subtitles. The headings in this Agreement are used for convenience of reference only and shall not be considered in construing or interpreting this Agreement.

     10.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. This Agreement may be delivered by facsimile, and facsimile signatures shall be treated as original signatures for all applicable purposes.

     10.10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     10.11. Consents. Unless otherwise provided herein, all consents and other determinations to be made pursuant to this Agreement shall be made on the basis of a majority in interest (determined by number of securities) with respect to the Registrable Securities.

     10.12. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     10.13. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, each investor, their permitted successors and assigns and parties eligible for indemnification under Article 6, and only in accordance with the express terms of this Agreement.

     10.14. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise. The word "including" shall mean including without limitation and is used in an illustrative sense rather than a limiting sense. Terms used with initial capital letters will have the meanings specified, applicable to singular and plural forms, for all purposes of this Agreement. Reference to any gender will be deemed to include all genders and the neutral form.








                           [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                    VIKING SYSTEMS, INC.

                                         By:/s/ Thomas B. Marsh
                                            Name:  Thomas B. Marsh
                                            Title:  President/CEO


                                    INVESTORS:

                                    ST. CLOUD CAPITAL PARTNERS, L.P.

                                    By:  SCGP, LLC
                                    Its:  General Partner

                                    By:  /s/ Cary S. Fitchey
                                               Cary S. Fitchey
                                               Senior Managing Member

                                    Address:
                                    10866 Wilshire Boulevard, Suite 1450
                                    Los Angeles, CA  90024

                                 SIGNATURE PAGE TO


                        REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF MARCH 22, 2005

                                 BY AND AMONG

                            VIKING SYSTEMS, INC.,

                      ST. CLOUD CAPITAL PARTNERS, L.P.,
                     AND EACH INVESTOR SIGNATORY THERETO

     The undersigned hereby executes and delivers the Registration Agreement (the "Registration Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Registration Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors party to such Registration Agreement, shall constitute one and the same document in accordance with the terms of such Registration Agreement.


                                    INVESTORS:


                                    By:  /s/ Donald Tucker


                                    Name:           Donald Tucker
                                                      (Print)

                                    Title:              ----
                                                   (If applicable)

                                    Address  1626 Clemson Circle
                                             La Jolla, California 92037
                                    Facsimile

                                SIGNATURE PAGE TO


                          REGISTRATION RIGHTS AGREEMENT

                           DATED AS OF MARCH 22, 2005

                                  BY AND AMONG

                              VIKING SYSTEMS, INC.,

                        ST. CLOUD CAPITAL PARTNERS, L.P.,
                       AND EACH INVESTOR SIGNATORY THERETO

     The undersigned hereby executes and delivers the Registration Agreement (the "Registration Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Registration Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors party to such Registration Agreement, shall constitute one and the same document in accordance with the terms of such Registration Agreement.

                                    INVESTORS:


                                    By:  /s/ Brian Miller


                                    Name:         Brian Miller
                                                     (Print)

                                    Title:              ----
                                                   (If applicable)

                                    Address  c/o EVP Strategic Alliances
                                             One Market Plaza Spear Tower
                                             Suite 700
                                             San Francisco, California  94105
                                    Facsimile

                                                                       EXHIBIT A

                                  JOINDER TO
                        REGISTRATION RIGHTS AGREEMENT



     THIS JOINDER to the Registration Rights Agreement, dated as of March 22, 2005 by and among Viking Systems, Inc., a Nevada corporation (the "Company"), and certain Investors party thereto, as such agreement may have been or may be amended from time to time (the "Agreement"), is made and entered into as of _______ ___, 2005 by and between the Company and the individuals and entities listed on the signature page hereto (each, an "Investor"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

     WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the Agreement, and each amendment, supplement and addendum thereto, among the Company, the Lead Lender and Collateral Agent (each as defined therein) and the Investors (the "Securities Purchase Agreement"), each of the Investors acquired a Promissory Note and a Warrant to purchase shares of the Company's Common Stock, subject to the terms and conditions of the Securities Purchase Agreement.

     WHEREAS, the Securities Purchase Agreement requires the Company and Investor to become a party to the Agreement, and the Company and Investor agree to do so in accordance with the terms hereof.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

     1. Agreement to be Bound. Investor hereby agrees that upon execution of this Joinder, he, she or it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a "Investor" for all purposes thereof.

     2. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     3. Notices. For purposes of Section 10.2 of the Agreement, all notices, demands or other communications to each of the Investors hereunder shall be directed to the applicable Investor's address as listed on the signature page hereto.

     5. Governing Law. This Joinder shall be governed in all respects by the laws of the State of California without giving effect to the conflicts of laws and principles thereof. All suits, actions or proceedings arising out of, or in connection with, this Joinder or the transactions contemplated by this Joinder shall be brought in any federal or state court of competent subject matter jurisdiction sitting in California. Each of the parties hereto by execution and delivery of this Joinder, expressly and irrevocably (i) consents and submits to the personal jurisdiction of any such courts in any such action or proceeding;
(ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 10.2 of the Agreement; and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue, forum non conveniens or any similar basis.

     6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.





                           [Signature Page Follows]

     The parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first set forth above.



                                    VIKING SYSTEMS, INC.

                                         By:___________________________________
                                            Name:
                                            Title:

                                    Address:

      The parties hereto have executed this Joinder to the Registration Rights Agreement as of the date first set forth above.


                                    INVESTORS:


                                    By:________________________________________


                                    Name:______________________________________
                                          (Print)

                                    Title:_____________________________________
                                          (If applicable)

                                    Address ___________________________________
                                    ___________________________________________
                                    Facsimile _________________________________